UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
THE SECURITIES EXCHANGE ACT OF 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

NORWEGIAN CRUISE LINE HOLDINGS LTD.

(Name of Registrant as Specified in its Charter)
Payment of Filing Fee (Check all boxes that apply):
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No fee required

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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NORWEGIAN CRUISE LINE HOLDINGS LTD.
SUPPLEMENT TO PROXY STATEMENT
FOR 2026 ANNUAL GENERAL MEETING OF SHAREHOLDERS
To be held at 9:00 a.m., Eastern Time, on Thursday, June 11, 2026
This proxy statement supplement, dated May 6, 2026 (this “Supplement”), supplements the definitive proxy statement on Schedule 14A of Norwegian Cruise Line Holdings Ltd. (the “Company”), dated April 30, 2026 (the “Proxy Statement”), for the Company’s Annual Meeting of Shareholders to be held on June 11, 2026 (the “Annual Meeting”). The Company is providing this Supplement solely to revise the proxy card attached to the Proxy Statement to expand the description of Proposal 6 on the proxy card. Specifically, with respect to Proposal 6, the description of the shareholder proposal to be voted on at the Annual Meeting, if properly presented, has been revised to clarify that it relates to a proposal for declassification of the Board of Directors (the “Board”) of the Company.
Internet and telephone voting instructions are being updated to expand the description of Proposal 6. Instructions on how to vote or how to change or revoke a previously submitted proxy or voting instructions for the Annual Meeting are included in the “About the Annual General Meeting and Voting” section on page 86 of the Proxy Statement.
Your vote is important to us, and we appreciate your attention to this matter. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible using the revised proxy card.
THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT. EXCEPT AS SPECIFICALLY SUPPLEMENTED BY THE INFORMATION CONTAINED HEREIN, THIS SUPPLEMENT DOES NOT MODIFY ANY OF THE PROPOSALS OR OTHER INFORMATION SET FORTH IN THE PROXY STATEMENT, AND THE BOARD’S RECOMMENDATIONS ON THE PROPOSALS REMAIN UNCHANGED.

NCLH

NORWEGIAN CRUISE LINE HOLDINGS LTD.

NORWEGIAN CRUISE LINE HOLDINGS LTD.
7665 CORPORATE CENTER DRIVE
MIAMI, FL 33126

SCAN TO VIEW MATERIALS & VOTE

Vote 24 Hours a Day, 7 Days a Week by Internet, Telephone or Mail.

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on June 10, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on June 10, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

T00452-P49312 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

NORWEGIAN CRUISE LINE HOLDINGS LTD.

The Board of Directors recommends you vote "FOR" proposals 1a, 1b, 1c, 2, 4 and 5, "1 YEAR" for proposal 3, and "AGAINST" proposal 6:

1. Election of the following director nominees to serve as Class I directors on our board of directors for the terms described in the attached Proxy Statement

Nominees:	**For**	**Against**	**Abstain**
1a. Zillah Ellen Byng-Thorne	☐	☐	☐
1b. Alex Cruz	☐	☐	☐
1c. Linda P. Jojo	☐	☐	☐

	For	**Against**	**Abstain**
2. Approval, on a non-binding, advisory basis, of the compensation of our named executive officers ("Say-on-Pay Vote")	☐	☐	☐

	1 Year	**2 Years**	**3 Years**	**Abstain**
3. Approval, on a non-binding, advisory basis, of the frequency of future Say-on-Pay Votes	☐	☐	☐	☐

	For	**Against**	**Abstain**
4. Approval of an amendment to our 2013 Performance Incentive Plan (our "Plan"), including an increase in the number of shares available for grant under our Plan	☐	☐	☐
5. Ratification of the appointment of PricewaterhouseCoopers LLP ("PwC") as our independent registered public accounting firm for the year ending December 31, 2026, and the determination of PwC's remuneration by our Audit Committee	☐	☐	☐
6. A shareholder proposal requesting the declassification of our board of directors, if properly presented	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS:Norwegian Cruise Line Holdings Ltd.’s Proxy Statement and 2025 Annual Report are available at www.nclhltd.com/investors or www.proxyvote.comT00453-P49312NORWEGIAN CRUISE LINE HOLDINGS LTD.PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 11, 2026 AT 9:00 AM ETThe undersigned hereby appoints Mark A. Kempa and Faye L. Ashby, and each of them, as proxies for the undersigned, each with full power of substitution and with the authority in each to act in the absence of the other, to represent and to vote on behalf of the undersigned all the ordinary shares of Norwegian Cruise Line Holdings Ltd. which the undersigned is entitled to vote if personally present at the Annual General Meeting of Shareholders, to be held on June 11, 2026, at the Pullman Miami, 5800 Waterford District Drive, Miami, Florida 33126, and at any postponement or adjournment thereof, upon the proposals listed on the reverse side and all other matters coming before the meeting. The proposals listed on the reverse side are described in the Proxy Statement for the Annual General Meeting of Shareholders, which is being furnished to all shareholders of record as of the close of business on April 15, 2026.This proxy, when properly signed and returned, will be voted in the manner directed herein by the undersigned shareholder. If this proxy is properly signed and returned but no direction is given, this proxy will be voted "FOR" each of the nominees named in Proposal 1 and "FOR" each of Proposals 2, 4 and 5, "1 YEAR" for Proposal 3, and "AGAINST" Proposal 6. Whether or not direction is made, each of the proxies is authorized to vote in his or her discretion on such other business as may properly come before the Annual General Meeting of Shareholders or any postponement or adjournment thereof.YOUR VOTE IS IMPORTANT! PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. IF YOU CHOOSE TO VOTE THESE ORDINARY SHARES BY TELEPHONE OR INTERNET, YOU DO NOT NEED TO RETURN THIS PROXY CARD.Continued and to be signed on reverse side